UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-3632

DWS Tax Free Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	5/31/07

ITEM 1.           REPORT TO STOCKHOLDERS

MAY 31, 2007

Annual Report
to Shareholders

DWS Intermediate Tax/AMT Free Fund

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. The fund may focus on investments from a single state or sector of the municipal securities markets, which can increase risk because of the factors affecting the state or region, such as economic or fiscal problems. A portion of the fund's returns may be subject to federal, state and local taxes. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2007

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 2.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated October 1, 2006 are 0.77%, 1.56%, 1.55% and 0.52% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the year ended May 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for all periods shown for Class A, B and C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local taxes.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 11, 2001 are derived from the historical performance of Class S shares of DWS Intermediate Tax/AMT Free Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 5/31/07
DWS Intermediate Tax/AMT Free Fund	1-Year	3-Year	5-Year	10-Year
Class A	3.41%	3.17%	3.41%	4.19%
Class B	2.62%	2.42%	2.62%	3.38%
Class C	2.62%	2.42%	2.62%	3.39%
Lehman Brothers Municipal Bond Index+	4.84%	4.87%	4.94%	5.60%
Lehman Brothers 7-Year Municipal Bond Index++	4.10%	3.64%	4.19%	5.11%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Average Annual Total Returns as of 5/31/07
DWS Intermediate Tax/AMT Free Fund	1-Year	Life of Class*
Institutional Class	3.61%	2.59%
Lehman Brothers Municipal Bond Index+	4.84%	3.73%
Lehman Brothers 7-Year Municipal Bond Index++	4.10%	2.61%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares commenced operations on December 20, 2004. Index returns began on December 31, 2004.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 5/31/07	$ 11.00	$ 11.01	$ 11.00	$ 11.00
5/31/06	$ 11.06	$ 11.07	$ 11.06	$ 11.07
Distribution Information: Twelve Months as of 5/31/07: Income Dividends	$ .43	$ .34	$ .34	$ .46
Capital Gains Distributions	$ .01	$ .01	$ .01	$ .01
May Income Dividend	$ .0352	$ .0279	$ .0280	$ .0380
SEC 30-day Yield‡‡ as of 5/31/07	3.42%	2.76%	2.76%	3.83%
Tax Equivalent Yield‡‡ as of 5/31/07	5.26%	4.25%	4.25%	5.89%
Current Annualized Distribution Rate‡‡ as of 5/31/07	3.77%	2.98%	3.00%	4.07%
‡‡ The SEC yield is net investment income per share earned over the month ended May 31, 2007, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal federal income tax rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on May 31, 2007. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class A Lipper Rankings — Intermediate Municipal Debt Funds Category as of 5/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	106	of	158	67
3-Year	73	of	142	52
5-Year	67	of	113	59

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Intermediate Tax/AMT Free Fund — Class A [] Lehman Brothers Municipal Bond Index+ [] Lehman Brothers 7-Year Municipal Bond Index++

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

Comparative Results (Adjusted for Maximum Sales Charge) as of 5/31/07
DWS Intermediate Tax/AMT Free Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,056	$10,680	$11,499	$14,660
	Average annual total return	.56%	2.22%	2.83%	3.90%
Class B	Growth of $10,000	$9,964	$10,547	$11,284	$13,941
	Average annual total return	-.36%	1.79%	2.45%	3.38%
Class C	Growth of $10,000	$10,262	$10,744	$11,380	$13,959
	Average annual total return	2.62%	2.42%	2.62%	3.39%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,484	$11,534	$12,724	$17,251
	Average annual total return	4.84%	4.87%	4.94%	5.60%
Lehman Brothers 7-Year Municipal Bond Index++	Growth of $10,000	$10,410	$11,132	$12,279	$16,465
	Average annual total return	4.10%	3.64%	4.19%	5.11%

The growth of $10,000 is cumulative.

Growth of an Assumed $1,000,000 Investment
[] DWS Intermediate Tax/AMT Free Fund — Institutional Class [] Lehman Brothers Municipal Bond Index+ [] Lehman Brothers 7-Year Municipal Bond Index++

Comparative Results as of 5/31/07
DWS Intermediate Tax/AMT Free Fund		1-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,036,100	$1,064,700
	Average annual total return	3.61%	2.59%
Lehman Brothers Municipal Bond Index+	Growth of $1,000,000	$1,048,400	$1,092,400
	Average annual total return	4.84%	3.73%
Lehman Brothers 7-Year Municipal Bond Index++	Growth of $1,000,000	$1,041,000	$1,064,300
	Average annual total return	4.10%	2.61%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on December 20, 2004. Index returns began on December 31, 2004.
+ The Lehman Brothers Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.
++ The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged, total return subset of the Lehman Brothers Municipal Bond Index. It includes maturities of six to eight years.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated October 1, 2006 is 0.53% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the year ended May 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for all periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local taxes.

Average Annual Total Returns as of 5/31/07
DWS Intermediate Tax/AMT Free Fund	1-Year	3-Year	5-Year	10-Year
Class S	3.65%	3.43%	3.64%	4.49%
Lehman Brothers Municipal Bond Index+	4.84%	4.87%	4.94%	5.60%
Lehman Brothers 7-Year Municipal Bond Index++	4.10%	3.64%	4.19%	5.11%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 5/31/07	$ 11.00
5/31/06	$ 11.06
Distribution Information: Twelve Months as of 5/31/07: Income Dividends	$ .45
Capital Gains Distributions	$ .01
May Income Dividend	$ .0373
SEC 30-day Yield‡‡ as of 5/31/07	3.76%
Tax Equivalent Yield‡‡ as of 5/31/07	5.78%
Current Annualized Distribution Rate‡‡ as of 5/31/07	3.99%
‡‡ The SEC yield is net investment income per share earned over the month ended May 31, 2007, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 3.65% had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal federal income tax rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on May 31, 2007. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 3.88% had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class S Lipper Rankings — Intermediate Municipal Debt Funds Category as of 5/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	78	of	158	50
3-Year	51	of	142	35
5-Year	50	of	113	43
10-Year	29	of	75	37

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Intermediate Tax/AMT Free Fund — Class S [] Lehman Brothers Municipal Bond Index+ [] Lehman Brothers 7-Year Municipal Bond Index++

Yearly periods ended May 31
Comparative Results as of 5/31/07
DWS Intermediate Tax/AMT Free Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,365	$11,064	$11,956	$15,517
	Average annual total return	3.65%	3.43%	3.64%	4.49%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,484	$11,534	$12,724	$17,251
	Average annual total return	4.84%	4.87%	4.94%	5.60%
Lehman Brothers 7-Year Municipal Bond Index++	Growth of $10,000	$10,410	$11,132	$12,279	$16,465
	Average annual total return	4.10%	3.64%	4.19%	5.11%

The growth of $10,000 is cumulative.

+ The Lehman Brothers Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.
++ The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged, total return subset of the Lehman Brothers Municipal Bond Index. It includes maturities of six to eight years.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B, C and S shares of the Fund limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2006 to May 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2007
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/07	$ 1,000.20	$ 996.40	$ 997.30	$ 1,001.40	$ 1,001.70
Expenses Paid per $1,000*	$ 3.99	$ 7.67	$ 7.67	$ 2.74	$ 2.40
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/07	$ 1,020.94	$ 1,017.25	$ 1,017.25	$ 1,022.19	$ 1,022.54
Expenses Paid per $1,000*	$ 4.03	$ 7.75	$ 7.75	$ 2.77	$ 2.42
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Intermediate Tax/AMT Free Fund	.80%	1.54%	1.54%	.55%	.48%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Intermediate Tax/AMT Free Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Intermediate Tax/AMT Free Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients. DIMA is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Philip G. Condon

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1983 and the fund in 1998.

Over 30 years of investment industry experience.

BA, MBA, University of Massachusetts at Amherst.

Ashton P. Goodfield, CFA

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1986 and the fund in 1990.

Over 20 years of investment industry experience.

BA, Duke University.

Shelly Deitert

Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1997 and the fund in 2002.

Over 9 years of investment industry experience.

BA, Taylor University.

Philip G. Condon and Ashton P. Goodfield serve as co-lead portfolio managers of DWS Intermediate Tax/AMT Free Fund. Shelly Deitert is also a portfolio manager. In the following interview, the municipal bond team discusses the fund's performance for the period and the market environment for municipal bonds.

Q: Will you describe the general market environment during the annual period ended May 31, 2007?

A: Municipal bonds delivered solid positive results over the full year, with most of the return coming over the first half of the period. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, delivered a total return of 4.84% for the 12 months ended May 31, 2007.1 The broad taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, delivered a total return of 6.66% for the same period.2

1 The Lehman Brothers Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.
2 The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

After increasing short-term interest rates by a quarter point at seventeen consecutive meetings, the US Federal Reserve Board (the Fed) held rates steady beginning in August 2006. This left the federal funds rate — the overnight interbank lending rate and a benchmark for interest rates generally — at 5.25% at the end of May 2007. Municipal yields declined over the first part of the fiscal period, only to rise as the year progressed. The period ended with short rates slightly above and long rates somewhat below where they started. Since a bond's yield moves in the opposite direction of its price, this meant that performance of municipal bonds was generally better earlier in the period.

The relationship between supply of and demand for municipal issues can be an important factor in the performance of this market. High demand or low supply can drive municipal bond prices higher, while low demand or high supply can have the reverse effect. Supply nationally was heavy throughout the period. As long-term rates fell, supply accelerated, and issuance over the first five months of 2007 was 30 percent above last year's pace. On the demand side, the municipal market has continued to be influenced by institutional investors using nontraditional strategies to benefit in a leveraged fashion from disparities between the tax-free and taxable markets. In addition, there has been strong interest from foreign buyers due to attractive features of the municipal market such as a relatively steep yield curve and low volatility compared to other available markets. Positive flows into tax-free mutual funds have supported the market as well.

The municipal bond yield curve flattened during the fiscal year.3 The two-year bond yield increased 9 basis points from 3.59% to 3.68%, while the 30-year yield fell 28 basis points to 4.25% from 4.53%, resulting in a total flattening of 37 basis points. (See the graph below for municipal bond yield changes from the beginning to the end of the period.)

3 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.
Municipal Bond Yield Curve (as of 5/31/06 and 5/31/07)

Source: Municipal Market Data, AAA-rated universe

This chart is for illustrative purposes only and is not intended to represent the yield of any DWS fund.

Q: How did DWS Intermediate Tax/AMT Free Fund perform for the 12-month period ended May 31, 2007?

A: DWS Intermediate Tax/AMT Free Fund's Class A shares posted a return of 3.41% over the period. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 10 for the performance of other share classes and more complete performance information.) The fund slightly lagged its average peer in the Lipper Intermediate Municipal Debt Funds category, which returned 3.57%.4 The unmanaged Lehman Brothers Municipal Bond Index returned 4.84%, while the Lehman Brothers 7-year Municipal Bond Index returned 4.10%.

4 The Lipper Intermediate Municipal Debt Funds category includes funds that invest in municipal debt issues with dollar-weighted average maturities of five to 10 years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Intermediate Municipal Debt Funds category. For the one-, five- and 10-year periods this category's average return was 3.57% (158 funds), 3.49% (113 funds) and 4.42% (75 funds), respectively, as of 5/31/07. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: How was the fund positioned, and how did this positioning contribute to its performance for the 12-month period?

A: We do not focus on trying to predict the overall level of interest rates, and we attempt to keep the fund's duration and overall interest rate sensitivity similar to that of its peers and its benchmark.5 That said, we will shift the fund's relative exposure to shorter and longer maturities to reflect our view of where the best return opportunities lie. In this vein, the flattening of the yield curve that has occurred has significantly reduced the income advantage provided by longer-term issues. Because of this, our exposure to issues in the 15- to 20-year range has generally been light. The fund's performance was constrained to a degree by our underweighting of longer-maturity intermediate-term issues, as yield declines and corresponding price increases for the period were greater on the longer end of the curve.

5 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100-basis-point (one single percentage point) change in market interest rate levels. A duration of 1.25, for example, means that the price of a bond or bond portfolio should rise by approximately 1.25% for a one-percentage-point drop in interest rates, and that it should fall by 1.25% for a one-percentage-point rise in interest rates.

Currently the fund is overweight in the six-to-eight year maturity area of the curve, as we seek to maintain a neutral stance with respect to duration and interest rate sensitivity.6 If the yield curve reverts to a more normal shape, we believe the intermediate segment of the market may provide stronger relative performance.

6 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Performance was constrained to a degree by the fund's requirement to not invest in issues that are subject to the alternative minimum tax. This restricted exposure to lower-quality sectors such as industrial development revenue bonds, which outperformed over the period. While lower-quality bonds were supported by a favorable credit environment for much of the fiscal year, spreads began to show signs of widening as the period progressed, and the fund is well positioned should this trend continue.

While we have maintained a conservative posture with respect to credit quality, we have at the same time employed intensive research in order to identify opportunities to pick up yield as they arise in the marketplace.7 In this vein, we have purchased prepaid utility contract bonds and AA-rated hospital bonds, both of which we believed were priced favorably and which have contributed positively to the fund's total return. The fund's exposure to New York City and to tobacco-related issues also helped performance. Finally, performance benefited from holdings of zero coupon bonds which experienced spread tightening.8

7 Credit quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default.
8 Spread tightening is a narrowing of the yield advantage provided by lower quality debt issues.

At the end of the period, the 10-year municipal bond was yielding 80% of the comparable maturity Treasury bond, reflecting in our view a reasonably attractive valuation. We will continue to take a prudent approach to investing in the municipal market, while seeking to maintain an attractive dividend and minimize capital gains distributions.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation	5/31/07	5/31/06

Revenue Bonds	48%	46%
General Obligation Bonds	26%	23%
US Government Secured	20%	25%
Lease Obligations	6%	6%
	100%	100%
Quality	5/31/07	5/31/06

AAA	76%	74%
AA	11%	9%
A	10%	13%
BBB	1%	2%
BB	—	1%
Not Rated	2%	1%
	100%	100%
Effective Maturity	5/31/07	5/31/06

Less than 1 year	8%	6%
1-4.99 years	36%	33%
5-9.99 years	53%	59%
10-15 years	3%	2%
	100%	100%

Weighted average effective maturity: 5.29 years and 5.44 years, respectively.

Asset allocation, quality and effective maturity are subject to change.

The quality ratings represent the lower of Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Top Five State Allocations (% of Investment Portfolio)	5/31/07	5/31/06

California	16%	15%
Texas	14%	13%
New York	9%	11%
Illinois	7%	7%
Pennsylvania	4%	5%

Top five state allocations are subject to change.

For more complete details about the Fund's investment portfolio, see page 21. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2007

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 99.9%
Alabama 0.5%
Birmingham, AL, Special Care Facilities Financing Authority Revenue, Methodist Home for Aging, 5.0%, 3/1/2014, Colonial Bank (a)	2,920,000	2,955,887
Lauderdale & Florence Counties, AL, Public Hospital Board Revenue, ETM, 7.0%, 7/1/2007	40,000	40,101
		2,995,988
Alaska 0.9%
Anchorage, AK, General Obligation:
Series B, 5.0%, 9/1/2018 (b)	2,000,000	2,160,420
Series A, 5.5%, 6/1/2017 (b)	3,035,000	3,257,223
		5,417,643
Arizona 2.2%
Arizona, Health Facilities Authority Revenue, Banner Health System:
Series A, 5.0%, 1/1/2020	3,000,000	3,131,040
Series A, 5.0%, 1/1/2023	3,500,000	3,616,970
Arizona, Health Facilities, Authority Hospital System Revenue, ETM, 6.25%, 9/1/2011 (b)	180,000	184,988
Arizona, School District General Obligation, School Facilities Board Revenue, Series B, 5.25%, 9/1/2017 (b)	2,500,000	2,684,725
Maricopa County, AZ, Industrial Development Authority, Hospital Facility Revenue, Samaritan Health Services, Series B, ETM, 6.0%, 12/1/2019 (b)	3,590,000	4,058,674
		13,676,397
Arkansas 0.0%
Drew County, AR, Public Facilities Board, Single Family Mortgage, Series A-2, 7.9%, 8/1/2011	188	188
Jefferson County, AR, Health Care Facilities, 1978 Conventional Series, ETM, 7.4%, 12/1/2010 (b)	95,000	105,021
Stuttgart, AR, Public Facilities Board, Single Family Mortgage, Series B, 7.75%, 9/1/2011	14,429	14,650
		119,859
California 15.8%
California, Department of Water Resources Power Supply Revenue, Series A, 5.5%, 5/1/2015 (b)	10,000,000	10,832,500
California, Electric Revenue, Department of Water Resources and Power Supply, Series A, 5.875%, 5/1/2016	7,000,000	7,712,040
California, General Obligation, Economic Recovery, Series A, 5.25%, 7/1/2014 (b)	10,000,000	10,863,600
California, Health Facilities Financing Authority Revenue, Scripps Health, Series A, 3.71%*, 10/1/2023, Bank One NA (a)	1,010,000	1,010,000
California, Infrastructure & Economic Development Bank Revenue, Clean Water, State Revolving Fund, 5.0%, 10/1/2017	6,735,000	7,075,724
California, Infrastructure & Economic Development Bank Revenue, Workers Compensation Relief Fund, Series A, 5.0%, 10/1/2015 (b)	7,000,000	7,436,100
California, State General Obligation:
5.0%, 10/1/2016	3,000,000	3,138,540
5.25%, 2/1/2018	5,000,000	5,336,600
6.0%, 4/1/2018	1,700,000	1,968,039
7.2%, 5/1/2008	50,000	51,545
California, Water & Sewer Revenue, Series Y, 5.25%, 12/1/2016 (b)	3,000,000	3,219,780
Emeryville, CA, Redevelopment Agency, Residential Mortgage, ETM, 7.5%, 9/1/2011	90,000	95,849
Foothill, CA, Transportation/Tolls Revenue, Eastern Corridor Agency, Series A, ETM, 7.05%, 1/1/2009	7,275,000	7,656,792
Fresno, CA, Multi-Family Housing Revenue, Woodlands Apartments Project, Series A, 6.65%, 5/20/2008	80,000	80,881
Los Angeles, CA, Community Redevelopment Agency, Angelus Plaza Project, Series A, 7.4%, 6/15/2010	1,155,000	1,198,624
Los Angeles, CA, General Obligation:
Series A, 5.0%, 9/1/2019 (b)	6,340,000	6,740,181
Series A, 5.0%, 9/1/2020 (b)	5,915,000	6,271,320
Los Angeles, CA, School District General Obligation, 5.5%, 7/1/2015 (b)	4,000,000	4,357,040
San Bernardino, CA, State General Obligation, City Unified School District, 5.0%, 8/1/2016 (b)	2,615,000	2,795,566
San Diego County, CA, Certificates of Participation, Edgemoor Project & Regional System, 5.0%, 2/1/2017 (b)	2,335,000	2,485,047
San Joaquin Hills, CA, Transportation/Tolls Revenue, Transportation Corridor Agency, Toll Road Revenue, Series A, Zero Coupon, 1/15/2012 (b)	825,000	691,053
San Mateo, CA, State General Obligation, Union High School District, 5.0%, 9/1/2016 (b)	2,150,000	2,296,307
South Orange County, CA, Public Finance Authority, Special Tax Revenue, Foothill Area, Series A, 5.25%, 8/15/2016 (b)	6,260,000	6,773,382
Turlock, CA, Public Financing Authority Revenue, 5.25%, 9/1/2015	35,000	36,037
		100,122,547
Colorado 1.5%
Aurora, CO, Centretech Metropolitan District, Series C, 4.875%, 12/1/2028, BNP Paribas (a)	1,280,000	1,297,728
Aurora, CO, Single Family Mortgage Revenue, Series A, 7.3%, 5/1/2010	10,000	10,273
Boulder County, CO, Community Hospital Project Revenue, ETM, 7.0%, 7/1/2009	90,000	92,710
Colorado, Health Facilities Authority Revenue, Weld County General Hospital Project, ETM, 9.375%, 7/1/2009	80,000	84,448
Colorado, Housing Finance Authority, Multi-Family Insured Mortgage, Series C-3, 5.7%, 10/1/2021	230,000	230,223
Colorado, Housing Finance Authority, Single Family Program:
Series A-3, 6.5%, 5/1/2016	60,000	61,886
Series B-3, 6.55%, 5/1/2025	59,000	60,199
Colorado, Transportation/Tolls Revenue, Regional Transportation District Sales Tax, Series B, 5.5%, 11/1/2016 (b)	5,000,000	5,395,900
Denver City & County, CO, Single Family Mortgage Revenue Home, Metro Mayors Caucus, Series C, 5.0%, 11/1/2015	5,000	5,019
Interlocken Metropolitan District, CO, General Obligation, Series A, 5.75%, 12/15/2019 (b)	2,200,000	2,307,844
		9,546,230
Connecticut 1.4%
Connecticut, Hospital & Healthcare Revenue, Windham Community Memorial Hospital, Series C, 5.75%, 7/1/2011	1,400,000	1,422,820
Connecticut, State General Obligation:
Series C, 5.0%, 6/1/2017 (b)	3,170,000	3,414,344
Series A, 5.375%, 4/15/2016	4,000,000	4,267,560
		9,104,724
Delaware 0.0%
Delaware, Economic Development Authority, Peninsula United, Series A, 6.0%, 5/1/2009	35,000	35,672
District of Columbia 0.6%
District of Columbia, Water & Sewer Revenue, Public Utility Revenue, 6.0%, 10/1/2013 (b)	3,630,000	4,049,592
Florida 2.8%
Dade County, FL, Health Facilities Authority Hospital Revenue, Baptist Hospital of Miami Project, Series A, 5.75%, 5/1/2021 (b)	4,500,000	5,005,305
Daytona Beach, FL, Water & Sewer Revenue, Series 1978, ETM, 6.75%, 11/15/2007	310,000	313,537
Florida, Citizen's Property Insurance Corp., Series A, 5.0%, 3/1/2017 (b)	1,500,000	1,609,005
Miami-Dade County, FL, School Board, Certificates of Participation, Series A, 5.0%, 5/1/2019 (b)	3,000,000	3,185,910
Orange County, FL, Health Facilities Authority Revenue, Advanced Health Systems, ETM, 8.75%, 10/1/2009	440,000	465,313
South Florida, Water Management District, Certificates of Participation, 5.0%, 10/1/2018 (b)	4,000,000	4,250,480
South Miami, FL, Health Facilities Authority, Hospital Revenue, Baptist Health South Florida Group, 5.0%, 8/15/2021	2,500,000	2,593,975
St. John's County, FL, Industrial Development Authority Revenue, Series A, 5.5%, 3/1/2017 (b)	185,000	189,161
		17,612,686
Georgia 3.5%
Athens, GA, Water & Sewer Revenue, ETM, 6.2%, 7/1/2008	425,000	431,197
Barrow County, GA, School District, 5.0%, 2/1/2014	3,000,000	3,192,480
Columbus, GA, Water & Sewer Revenue, 5.25%, 5/1/2015 (b)	1,000,000	1,067,960
Forsyth County, GA, School District General Obligation, 6.0%, 2/1/2014	1,000,000	1,072,920
Fulton Dekalb, GA, Hospital Authority, Hospital Revenue Certificates, 5.25%, 1/1/2016 (b)	8,500,000	9,122,030
Georgia, State General Obligation, 6.75%, 9/1/2010	5,370,000	5,852,226
Savannah, GA, Economic Development Authority Revenue, College of Art & Design:
6.2%, 10/1/2009	825,000	845,897
Prerefunded, 6.5%, 10/1/2013	800,000	860,624
		22,445,334
Hawaii 1.7%
Hawaii, Housing & Community Development, Multi-Family Revenue, Sunset Villas:
5.7%, 7/20/2031	1,090,000	1,135,780
5.75%, 1/20/2036	2,395,000	2,497,889
Hawaii, State General Obligation, Series CI, 4.75%, 11/1/2008	7,050,000	7,148,630
		10,782,299
Illinois 7.4%
Belleville St. Clair County, IL, Single Family Mortgage Revenue, ETM, 7.25%, 11/1/2009	40,000	41,949
Chicago, IL, Core City General Obligation, Capital Appreciation Project, Series A, Step-up Coupon, 0% to 1/1/2011, 5.3% to 1/1/2016 (b)	1,100,000	991,364
Chicago, IL, Higher Education Revenue, City Colleges, Zero Coupon, 1/1/2014 (b)	11,570,000	8,834,389
Chicago, IL, Water & Sewer Revenue, Zero Coupon, 11/1/2011 (b)	5,000,000	4,195,800
Du Page County, IL, Special Services Area No. 11, 6.75%, 1/1/2014	665,000	699,899
Du Page County, IL, Special Services Area No. 26, Bruce Lake Subdivision, General Obligation:
5.0%, 1/1/2013	65,000	66,101
5.15%, 1/1/2014	65,000	66,409
5.25%, 1/1/2008	50,000	50,222
5.25%, 1/1/2009	50,000	50,577
5.25%, 1/1/2010	55,000	55,973
5.25%, 1/1/2016	150,000	153,329
5.375%, 1/1/2011	60,000	61,667
5.5%, 1/1/2012	35,000	36,367
5.5%, 1/1/2019	255,000	261,885
5.75%, 1/1/2022	300,000	307,434
Granite City, IL, Hospital Facilities Revenue, ETM, 7.0%, 1/1/2008	35,000	35,656
Illinois, Development Finance Authority, Section 8, Series A, 5.2%, 7/1/2008 (b)	5,000	5,005
Illinois, Educational Facilities Authority Revenues, Augustana College, 4.6%, 10/1/2008	95,000	95,589
Illinois, Health Facilities Authority, Michael Reese Hospital & Medical Center, ETM, 6.75%, 12/1/2008	95,000	97,563
Illinois, Health Facilities Authority, Midwest Group Ltd., 5.375%, 11/15/2008	165,000	165,355
Illinois, Housing Development Authority, Multi-Family Program, Series 3, 6.05%, 9/1/2010	110,000	111,484
Illinois, Transportation/Tolls Revenue, State Toll Highway Authority, Series A, 5.5%, 1/1/2013 (b)	2,200,000	2,372,150
Palatine, IL, Tax Increment Revenue, Dundee Road Development Project, Tax Allocation, 5.0%, 1/1/2015 (b)	9,030,000	9,093,752
Rockford-Concord Commons, IL, Housing Facility, Concord Commons Project, Series A, 6.15%, 11/1/2022	1,360,000	1,382,195
Rosemont, IL, Core City General Obligation:
Series A, Zero Coupon, 12/1/2013 (b)	3,865,000	2,972,571
Series A, Zero Coupon, 12/1/2014 (b)	4,000,000	2,943,800
Silvas, IL, Mortgage Revenue:
Series A, 4.9%, 8/1/2011	625,000	641,619
Series A, 5.2%, 8/1/2017	1,285,000	1,342,812
University of Illinois, Higher Education Revenue, AuxiIiary Facilities System:
Series A, 5.5%, 4/1/2015 (b)	3,860,000	4,248,586
Series A, 5.5%, 4/1/2016 (b)	3,580,000	3,967,678
Woodridge, IL, Multi-Family Revenue, Hawthorn Ridge Housing, Series A, 5.65%, 12/20/2032	1,510,000	1,545,032
		46,894,212
Indiana 2.1%
Indiana, Health Facility Authority Revenue, Memorial Hospital, 5.125%, 2/15/2017	1,250,000	1,274,487
Indianapolis, IN, City Core General Obligation, Local Improvements, Series B, 6.0%, 1/10/2013	3,000,000	3,199,740
Indianapolis, IN, State Agency Revenue Lease, Local Improvements, Series D, 6.75%, 2/1/2014	8,000,000	8,955,840
		13,430,067
Kansas 0.4%
Johnson County, KS, School District General Obligation, Unified School District No. 231, Series A, 5.25%, 10/1/2014 (b)	2,220,000	2,409,433
Kentucky 0.0%
Kentucky, Turnpike Authority, Recovery Road Revenue:
ETM, 6.125%, 7/1/2007	102,000	102,191
ETM, 6.625%, 7/1/2008	80,000	81,202
		183,393
Louisiana 1.6%
Iberia, LA, Single Family Mortgage Revenue, 7.375%, 1/1/2011	10,000	10,013
Louisiana, Sales & Special Tax Revenue, Regional Transportation Authority, Series A, 144A, 7.95%, 12/1/2013 (b)	2,815,000	3,418,452
Louisiana, State Health Education Authority, Lease Rent Revenue, Tulane University Medical Center, ETM, 7.875%, 7/1/2009	155,000	161,085
New Orleans, LA, Home Mortgage Authority, Special Obligation, ETM, 6.25%, 1/15/2011	3,639,000	3,889,181
Orleans, LA, Sales & Special Tax Revenue, Levee District Improvement Project, 5.95%, 11/1/2014 (b)	1,165,000	1,184,129
Tensas Parish County, LA, General Obligation, Prerefunded, 7.0%, 9/1/2018	1,615,000	1,685,996
		10,348,856
Maryland 0.1%
Baltimore County, MD, Mortgage Revenue, Three Garden Village Project, Series A, 4.8%, 1/1/2013	430,000	438,385
Massachusetts 0.8%
Boston, MA, Deutsche Altenheim, Series A, 5.95%, 10/1/2018	445,000	475,968
Massachusetts, Bay Transportation Authority Revenue, Series A, 5.75%, 7/1/2015	85,000	89,461
Massachusetts, Bay Transportation Authority, Mass Revenue, Prerefunded, Series A, 5.75%, 7/1/2015	915,000	966,011
Massachusetts, Development Finance Agency, Human Services Provider, Seven Hills Foundation & Affiliates, 4.85%, 9/1/2013 (b)	310,000	315,688
Massachusetts, State General Obligation, Series D, 5.5%, 11/1/2015 (b)	1,000,000	1,109,890
Massachusetts, Water & Sewer Revenue, Pollution Control Revenue, Water Pollution Abatement Trust, Series A, 6.2%, 2/1/2010	10,000	10,019
Somerville, MA, Housing Authority Revenue, Clarendon Project, 4.6%, 11/20/2015	2,215,000	2,243,884
		5,210,921
Michigan 4.1%
Brighton, MI, School District General Obligation, Series II, Zero Coupon, 5/1/2016 (b)	5,000,000	3,456,650
Detroit, MI, Core City General Obligation:
Series B, 5.875%, 4/1/2013 (b)	2,410,000	2,559,637
Series B, 5.875%, 4/1/2014 (b)	2,555,000	2,713,640
Detroit, MI, State General Obligation, Series A-1, 5.375%, 4/1/2016 (b)	2,000,000	2,118,920
Hartland, MI, School District General Obligation, 5.375%, 5/1/2014	3,295,000	3,466,175
Michigan, Higher Education Facility Authority Revenue, Thomas M. Colley Law School, 5.35%, 5/1/2015, National City Bank Midwest (a)	1,200,000	1,224,792
Michigan, Hospital & Healthcare Revenue, Hospital Finance Authority, Gratiot Community Hospital, 6.1%, 10/1/2007	65,000	65,342
Michigan, Hospital & Healthcare Revenue, Hospital Finance Authority, Mercy Mt. Clemens, Series A, 6.0%, 5/15/2014 (b)	3,000,000	3,138,900
Michigan, Water & Sewer Revenue, Municipal Bond Authority, 5.375%, 10/1/2016	6,670,000	7,120,025
Saginaw, MI, Hospital Finance Authority, Saint Luke Hospital, ETM, 7.5%, 11/1/2010	125,000	132,535
		25,996,616
Minnesota 0.3%
Minnesota, White Earth Band of Chippewa Indians Revenue, Series A, 144A, 7.0%, 12/1/2011 (b)	2,000,000	2,117,520
Rochester, MN, Saint Mary's Hospital, ETM, 5.75%, 10/1/2007	65,000	65,341
		2,182,861
Mississippi 2.4%
Corinth & Alcorn Counties, MS, Hospital Revenue, Magnolia Regional Health Center Project, Series B, 5.125%, 10/1/2010	360,000	360,727
Lee County, MS, Hospital Systems Revenue, North Mississippi Medical Center Project, ETM, 6.8%, 10/1/2007	35,000	35,344
Lincoln County, MS, Hospital & Healthcare Revenue, Kings Daughters Hospital, Series B, 5.5%, 4/1/2018 (b)	1,345,000	1,384,678
Mississippi, Business Financial Corp., Mississippi Retirement Facilities Revenue, Wesley Manor, Series A, 5.45%, 5/20/2034	2,695,000	2,787,708
Mississippi, Home Corp., Single Family Mortgage Revenue, Series C-1, 5.6%, 6/1/2038	7,000,000	7,437,780
Rankin County, MS, School District General Obligation, 5.25%, 2/1/2015 (b)	2,845,000	3,074,335
		15,080,572
Missouri 2.1%
Bridgeton, MO, Industrial Development Authority, Facilities Revenue, Mizpath Assisted Living, Series A, 5.25%, 12/20/2019	145,000	150,974
Missouri, Development Financial Board, Recreation Facilities Revenue, YMCA, Greater St. Louis, Series A, 4.75%, 9/1/2007, Bank of America NA (a)	170,000	170,371
Missouri, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Washington University, Series A, 5.5%, 6/15/2016	3,200,000	3,575,456
Missouri, State Highways & Transportation Commission, State Road Revenue, 5.0%, 2/1/2017	5,000,000	5,394,400
Missouri, Water & Sewer Revenue, State Revenue Revolving Funds Project, Series C, 5.375%, 7/1/2015	3,495,000	3,845,548
Springfield, MO, Law Enforcement Communication, Certificate of Participation, 5.5%, 6/1/2010	60,000	62,719
		13,199,468
Montana 0.0%
Missoula County, MT, Hospital Revenue, ETM, 7.125%, 6/1/2007 (b)	62,000	62,000
Nebraska 0.3%
Nebraska, Investment Finance Authority, Multi-Family Housing, Tara Hills Villa, 4.875%, 1/1/2008	405,000	406,648
Omaha, NE, School District General Obligation, Series A, 6.5%, 12/1/2013	1,500,000	1,723,410
		2,130,058
Nevada 0.0%
Nevada, Housing Division, Single Family Mortgage:
Series B-1, 4.95%, 4/1/2012	55,000	55,135
Series C-1, 5.45%, 4/1/2010	15,000	15,091
		70,226
New Hampshire 0.2%
Manchester, NH, Housing & Redevelopment Revenue Authority:
4.9%, 1/1/2008	145,000	145,732
5.55%, 1/1/2018	185,000	189,719
New Hampshire, Senior Care Revenue, Higher Educational and Health Facilities Revenue, Catholic Charities, Series A, 5.75%, 8/1/2011	980,000	980,755
		1,316,206
New Jersey 3.0%
New Jersey, Economic Development Authority Revenue, Cigarette Tax, 5.375%, 6/15/2014	2,280,000	2,418,214
New Jersey, Economic Development Authority Revenue, School Facilities Construction:
Series O, 5.0%, 3/1/2017	3,300,000	3,488,991
Series I, 5.25%, 9/1/2024	2,000,000	2,168,300
New Jersey, Sales & Special Tax Revenue, Transportation Trust Fund, Series B, 6.5%, 6/15/2011 (b)	140,000	153,560
New Jersey, State Transit Corp., Certificate of Participation, Federal Transit Administration Grants, Series A, 5.0%, 9/15/2016 (b)	7,000,000	7,462,840
New Jersey, State Transportation Trust Fund Authority, Transportation System, Series B, Prerefunded, ETM, 6.5%, 6/15/2011 (b)	85,000	93,433
New Jersey, Transportation/Tolls Revenue, Federal Transportation Administration Grants, Series B, 6.0%, 9/15/2015 (b)	500,000	532,800
New Jersey, Transportation/Tolls Revenue, State Highway Authority, Garden State Parkway, 5.5%, 1/1/2014 (b)	2,630,000	2,871,355
Secaucus, NJ, Municipal Utilities Authority, Sewer Revenue, ETM, 6.875%, 12/1/2008	20,000	20,490
		19,209,983
New Mexico 0.0%
New Mexico, Mortgage Finance Authority, Single-Family Mortgage Program:
Series F-3, 5.5%, 7/1/2017	45,000	45,957
Series F-3, 5.6%, 7/1/2028	105,000	107,243
		153,200
New York 9.3%
East Rochester, NY, Housing Authority Revenue, St. Johns Meadow, Series A, 5.125%, 8/1/2018	530,000	543,139
New York, Dormitory Authority, Lutheran Nursing Home:
5.125%, 2/1/2018 (b)	645,000	657,674
6.1%, 8/1/2041 (b)	1,000,000	1,111,280
New York, Dormitory Authority, St. Joseph's Hospital, 5.25%, 7/1/2018 (b)	450,000	459,518
New York, Metropolitan Transportation Authority Revenue, Series A, 5.5%, 11/15/2014 (b)	5,000,000	5,511,450
New York, State Dormitory Authority Revenue, State University Educational Facilities:
Prerefunded, 5.0%, 5/15/2010	50,000	51,108
5.0%, 5/15/2010	250,000	254,925
New York, Tobacco Settlement Financing Corp., Series C-1, 5.5%, 6/1/2015	8,000,000	8,351,040
New York, Transportation/Tolls Revenue, Thruway Authority Service Contract, Local Highway and Bridge Project, 5.5%, 4/1/2011 (b)	2,500,000	2,638,800
New York, Triborough Bridge & Tunnel Authority, Convention Center Project, Series E, 7.25%, 1/1/2010	175,000	183,505
New York, NY, Core City General Obligation, Series B, 5.75%, 8/1/2015	5,000,000	5,405,450
New York, NY, General Obligation:
Series A-5, 3.73%*, 8/1/2031, Bank of Nova Scotia (a)	1,600,000	1,600,000
Series J, 5.25%, 5/15/2015 (b)	4,000,000	4,318,040
Series A, 5.5%, 8/1/2014	10,000,000	10,785,400
Series G, Prerefunded, ETM, 6.75%, 2/1/2009	255,000	267,462
Series G, 6.75%, 2/1/2009	4,745,000	4,964,361
New York, NY, Industrial Development Agency, College of Aeronautics Project, 5.2%, 5/1/2009	205,000	211,771
New York, NY, State Agency General Obligation Lease, Tobacco Settlement Funding Corp, Series A-1, 5.5%, 6/1/2018	10,000,000	10,671,400
Oneida County, NY, Industrial Development Agency Revenue, Civic Facilities, 5.0%, 3/1/2014, Marine Midland Bank (a)	600,000	609,294
		58,595,617
North Carolina 0.2%
North Carolina, Electric Revenue, Municipal Power Agency, Series F, 5.5%, 1/1/2016	1,000,000	1,063,040
Wake County, NC, Hospital Revenue, ETM, 6.25%, 1/1/2008	45,000	45,658
		1,108,698
North Dakota 0.2%
Fargo, ND, Health Systems Revenue, Series A, 5.6%, 6/1/2013 (b)	1,250,000	1,284,675
Ohio 3.0%
Columbus, OH, General Obligation, Series 1, 5.0%, 7/1/2014	9,905,000	10,601,817
Franklin County, OH, Hospital & Healthcare Revenue, Ohio Presbyterian Services:
5.15%, 7/1/2007	1,000,000	1,000,610
5.4%, 7/1/2010	750,000	764,213
Ohio, Capital Housing Corp. Mortgage, Georgetown Section 8, Series A, 6.625%, 7/1/2022	735,000	736,125
Ohio, Industrial Development Revenue, Building Authority, Adult Correction Facilities, Series A, 5.5%, 10/1/2013 (b)	1,140,000	1,213,416
Ohio, Water & Sewer Revenue, Water Development Authority, Pure Water Improvement Project, Series B, 5.5%, 6/1/2015 (b)	2,280,000	2,524,849
Ohio, Water Development Authority, Pollution Control Facilities Revenue, Republic Steel Project, ETM, 6.375%, 6/1/2007	20,000	20,000
Sandusky County, OH, Health Care Facilities Revenue, Bethany Place Retirement Center Project, 5.15%, 7/1/2009	30,000	30,329
Stark County, OH, Health Care Facility, Rose Land, Inc. Project:
5.3%, 7/20/2018	850,000	882,631
5.35%, 7/20/2023	940,000	975,720
		18,749,710
Oklahoma 0.3%
Grand River, OK, Dam Authority Revenue, ETM, 6.25%, 11/1/2008	85,000	86,717
Oklahoma, Housing Finance Agency, Multi-Family Housing, Northpark & Meadowlane Project, 5.1%, 12/1/2007	200,000	200,794
Oklahoma, Ordinance Works Authority, Ralston Purina Project, 6.3%, 9/1/2015	1,500,000	1,532,700
		1,820,211
Oregon 1.2%
Oregon, Department Transportation Highway, User Tax Revenue, Series A, 5.25%, 11/15/2015	3,000,000	3,254,730
Oregon, Sales & Special Tax Revenue, Department Administrative Services, Lottery Revenue, Series B, 5.75%, 4/1/2013 (b)	4,000,000	4,177,240
		7,431,970
Pennsylvania 4.3%
Allegheny County, PA, Airport Revenue, San Authority, 5.375%, 12/1/2015 (b)	3,370,000	3,604,552
Allegheny County, PA, Residential Finance Authority, Single Family Mortgage, Series CC-2, 5.2%, 5/1/2017	105,000	108,029
Beaver County, PA, Industrial Development Authority, Health Care Revenue, Providence Project, Series C, 4.85%, 5/20/2010	760,000	767,220
Chester County, PA, Health & Education Facility, Immaculata College:
5.0%, 10/15/2007	310,000	309,752
5.1%, 10/15/2008	120,000	119,881
5.125%, 10/15/2009	230,000	229,655
5.3%, 10/15/2011	280,000	279,978
Delaware County, PA, County General Obligation, 5.125%, 10/1/2014	4,200,000	4,322,934
Delaware County, PA, Housing Authority, Dunwood Village Project, 6.125%, 4/1/2020	100,000	105,674
Erie, PA, Higher Education Building Authority, Gannon University Project, Series E, 5.2%, 7/15/2016	800,000	807,760
Erie, PA, Higher Education Building Authority, Mercyhurst College Project:
5.75%, 3/15/2012	110,000	110,431
5.85%, 3/15/2017	325,000	326,261
Fayette County, PA, Hospital Authority, Uniontown Hospital, 5.45%, 6/15/2007 (b)	340,000	340,207
Lancaster, PA, Sewer Authority Revenue, ETM, 6.0%, 4/1/2012	50,000	52,316
Pennsylvania, Delaware River Junction Toll Bridge, Commonwealth of Pennsylvania Bridge Revenue, 5.25%, 7/1/2013	1,000,000	1,066,590
Pennsylvania, Delaware River Port Authority, ETM, 6.5%, 1/15/2011	70,000	73,868
Pennsylvania, Higher Educational Facilities Authority, College & University Revenue, University of the Arts, 5.5%, 3/15/2013 (b)	800,000	828,984
Pennsylvania, Higher Educational Facility Authority, Health Services Revenue, Allegheny Delaware Valley Obligation, Series C, 5.875%, 11/15/2018 (b)	1,450,000	1,481,045
Pennsylvania, Higher Educational Facility, Gwynedd Mercy College, 5.0%, 11/1/2008	230,000	230,214
Pennsylvania, State General Obligation, Series First, 6.0%, 1/15/2013	5,500,000	5,845,290
Philadelphia, PA, Hospital & Higher Education Authority, Health System, Series A, 5.375%, 1/1/2028	2,645,000	2,715,965
Philadelphia, PA, Industrial Development Authority, Elmira Jefferies Memorial Home, Series A, 4.75%, 2/1/2008	70,000	70,155
Philadelphia, PA, Industrial Development Authority, Jeanes Physicians' Office, Series A, 9.375%, 7/1/2010	315,000	316,355
Philadelphia, PA, Redevelopment Authority, Multi-Family Housing Revenue, Woodstock, 5.45%, 2/1/2023	660,000	666,098
Philadelphia, PA, School District General Obligation:
Series C, 5.75%, 3/1/2011 (b)	500,000	524,865
Series C, 5.875%, 3/1/2013 (b)	1,000,000	1,052,960
Williamsport, PA, Multi-Family Housing Authority, Series A, 5.25%, 1/1/2015 (b)	790,000	806,203
		27,163,242
Puerto Rico 1.6%
Commonwealth of Puerto Rico, Government Development Bank, Series B, 5.0%, 12/1/2015	1,470,000	1,554,099
Commonwealth of Puerto Rico, Highway & Transportation Authority Revenue, Series BB, 5.25%, 7/1/2018 (b)	5,000,000	5,529,000
Puerto Rico, Electric Power Authority Revenue, Series UU, 5.0%, 7/1/2019 (b)	3,000,000	3,252,180
		10,335,279
Rhode Island 0.8%
Rhode Island, State & Providence Plantations, Construction Capital Development Loan, Series A, 5.0%, 8/1/2017 (b)	5,000,000	5,373,550
South Carolina 1.7%
Columbia, SC, Waterworks & Sewer Systems Revenue, ETM, 7.75%, 1/1/2011	2,220,000	2,380,972
South Carolina, Water & Sewer Revenue, Grand Strand Water and Sewer Authority:
5.375%, 6/1/2015 (b)	3,705,000	3,950,382
5.375%, 6/1/2016 (b)	3,900,000	4,158,297
		10,489,651
Tennessee 3.6%
Greeneville, TN, Health & Education Facility Board, Southern Advent Hospital, ETM, 8.7%, 10/1/2009	150,000	158,947
Johnson City, TN, Hospital & Healthcare Revenue, Medical Center Hospital, ETM, 5.5%, 7/1/2013 (b)	3,305,000	3,576,704
Memphis and Shelby Counties, TN, Sports, Expo & Entertainment Revenue, Sports Authority Memphis Arena Project, Series A, 5.5%, 11/1/2015 (b)	3,545,000	3,823,921
Memphis, TN, Health, Education & Housing Facility Board, Multi-Family Housing, Hickory Pointe Apartments Project, Series A, 5.4%, 7/1/2010 (b)	465,000	472,649
Nashville & Davidson Counties, TN, Health & Education Facilities Board, Home, Inc. Project, Series A, Prerefunded, 9.0%, 10/1/2022	165,000	175,603
Nashville & Davidson Counties, TN, Health & Education Facilities Board, Modal Health, 5.5%, 5/1/2023 (b)	510,000	525,922
Nashville & Davidson Counties, TN, Health & Education Facilities Board, Open Arms Care Corp., 5.1%, 8/1/2016 (b)	1,000,000	1,010,250
Nashville & Davidson Counties, TN, Water & Sewer Revenue, Series B, 5.25%, 1/1/2013 (b)	3,310,000	3,541,568
Shelby County, TN, Health Educational & Housing Facility Board, Methodist Health Systems, 5.2%, 8/1/2013 (b)	1,125,000	1,149,570
Tennessee, Energy Acquisition Corp., Gas Revenue:
Series A, 5.0%, 9/1/2016	2,700,000	2,862,270
Series A, 5.25%, 9/1/2021	5,000,000	5,426,700
		22,724,104
Texas 13.5%
Austin, TX, Electric Revenue, Zero Coupon, 11/15/2009 (b)	5,775,000	5,252,420
Bexar County, TX, Housing Finance Corp., Multi-Family Housing Revenue, American Opportunity Housing, Series A, 5.8%, 1/1/2031 (b)	200,000	208,324
Brownsville, TX, Electric Revenue, 6.25%, 9/1/2014 (b)	6,500,000	7,106,970
Dallas, TX, Area Rapid Transit, 5.0%, 12/1/2019 (b)	2,000,000	2,134,940
Del Rio, TX, General Obligation:
5.55%, 4/1/2011 (b)	45,000	45,673
5.65%, 4/1/2013 (b)	95,000	96,497
5.75%, 4/1/2016 (b)	45,000	45,746
6.5%, 4/1/2010 (b)	95,000	97,153
7.5%, 4/1/2008 (b)	95,000	97,714
Denison, TX, Hospital Authority, Texoma Medical Center, ETM, 7.125%, 7/1/2008	35,000	35,617
Grand Prairie, TX, Metropolitan Utilities, Water & Sewer Revenue, 6.5%, 4/1/2012 (b)	1,000,000	1,001,580
Houston, TX, Sewer Systems Revenue, ETM, 6.375%, 10/1/2008	115,000	117,037
Houston, TX, Water & Sewer Revenue:
Series A, 5.5%, 12/1/2015 (b)	8,250,000	8,796,975
Series B, Prerefunded, 5.75%, 12/1/2016 (b)	1,000,000	1,087,950
Houston, TX, Water & Sewer Revenue, Water Conveyance Systems Contract, Series J, 6.25%, 12/15/2013 (b)	2,500,000	2,815,575
Jefferson County, TX, Health Facilities Development Corp., Baptist Hospitals, 5.2%, 8/15/2021 (b)	375,000	388,564
Lewisville, TX, Combination Contract Revenue, General Obligation, 144A, 5.625%, 9/1/2017 (b)	3,545,000	3,743,449
North East, TX, School District, General Obligation, 6.0%, 2/1/2015	4,575,000	4,825,893
Northeast, TX, Hospital Authority Revenue, ETM, 8.0%, 7/1/2008	195,000	199,335
Northern, TX, Health Facilities Development Corp., United Regional Health Care Systems Project, 5.0%, 9/1/2014 (b)	5,750,000	5,821,300
Northside, TX, Independent School District, General Obligation, 5.0%, 2/15/2015	2,160,000	2,286,209
Odessa, TX, Housing Finance Corp., Single Family Mortgage, Series A, 8.45%, 11/1/2011	70,443	70,607
Plano, TX, Independent School District, 5.25%, 2/15/2014	1,570,000	1,642,926
San Antonio, TX, General Improvement, Series 2006, 5.5%, 8/1/2014 (b)	3,000,000	3,284,280
Tarrant County, TX, Cultural Educational Facilities Finance Corp. Revenue, Texas Health Resources, Series A, 5.0%, 2/15/2018	2,000,000	2,102,540
Tarrant County, TX, Health Facility, South Central Nursing, Series A, 6.0%, 1/1/2037 (b)	105,000	110,902
Texas, Lower Colorado River Authority Revenue, Series A, 5.875%, 5/15/2014 (b)	2,500,000	2,619,575
Texas, Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue, Series A, 5.0%, 12/15/2012	5,000,000	5,219,850
Texas, Municipal Power Agency Revenue:
Zero Coupon, 9/1/2014 (b)	40,000	29,889
ETM, Zero Coupon, 9/1/2014 (b)	1,760,000	1,305,797
Texas, Water & Sewer Revenue, 5.375%, 3/1/2015 (b)	3,710,000	3,977,343
Texas, Water & Sewer Revenue, State Revenue Revolving Funds Project:
Series A, 5.625%, 7/15/2013	2,290,000	2,403,240
Series A, 5.75%, 7/15/2013	3,000,000	3,135,390
Series B, 5.75%, 7/15/2014	3,555,000	3,715,437
Texas, Water Development Board Revenue, State Revolving Fund, Series B, 5.0%, 7/15/2017	3,000,000	3,167,820
Travis County, TX, Hospital & Healthcare Revenue, Ascension Health Credit:
Series A, 5.75%, 11/15/2010 (b)	1,000,000	1,052,120
Series A, 6.25%, 11/15/2013 (b)	5,000,000	5,328,250
Waxahachie, TX, Independent School District, Prerefunded, ETM, Zero Coupon, 8/15/2009	150,000	137,959
Waxahachie, TX, School District General Obligation, Independent School District, Zero Coupon, 8/15/2009	250,000	229,585
		85,738,431
Utah 0.2%
Intermountain Power Agency, UT, Power Supply Revenue, Series A, ETM, 6.15%, 7/1/2014 (b)	800,000	820,264
Provo City, UT, Housing Authority, Multi-Family Housing, Lookout Pointe Apartments, 6.0%, 7/20/2008	95,000	96,414
Utah, Housing Finance Agency, Single Family Mortgage, Series F-1, Class I, 5.5%, 7/1/2016	40,000	40,438
		957,116
Vermont 0.1%
Vermont, Education & Health Building Finance Authority, Norwich University Project, 5.0%, 7/1/2007	310,000	310,282
Virgin Islands 0.3%
Virgin Islands, Electric Revenue, Water and Power Authority, 5.25%, 7/1/2009	2,000,000	2,026,460
Virginia 0.4%
Newport News, VA, Industrial Development Authority, Mennowood Communities, Series A, 7.25%, 8/1/2016	725,000	748,185
Richmond, VA, Metro Expressway Authority, ETM, 7.0%, 10/15/2013 (b)	1,560,000	1,692,850
		2,441,035
Washington 0.7%
Douglas County, WA, School District General Obligation, School District No. 206, Eastmont, 5.75%, 12/1/2013 (b)	2,000,000	2,136,580
Quinault Indian Nation, WA, Entertainment Revenue, Quinault Beach, Series A, 5.8%, 12/1/2015 (b)	300,000	311,106
Washington, Electric Revenue, Public Power Supply System, Nuclear Project No. 2, Series A, 6.3%, 7/1/2012	1,000,000	1,108,790
Washington, Health Care, Nursing Home Revenue, Grays Harbor Community Hospital, 5.85%, 7/1/2012 (b)	615,000	640,904
		4,197,380
West Virginia 0.6%
Beckley, WV, Nursing Facility, Berkley Healthcare Corp. Project:
5.55%, 9/1/2008, Bank of America (a)	190,000	192,493
5.7%, 9/1/2009, Bank of America (a)	150,000	152,025
West Virginia, Transportation/Tolls Revenue, 5.25%, 5/15/2015 (b)	2,940,000	3,198,279
		3,542,797
Wisconsin 2.2%
Oshkosh, WI, Hospital Facility, Mercy Medical Center, Prerefunded, 7.375%, 7/1/2009	15,000	15,043
Shell Lake, WI, Nursing Home Revenue, Terraceview Living, 5.3%, 9/20/2018	935,000	935,636
Wisconsin, Health & Educational Facilities, Viterbo College, Inc. Project, Series A:
5.75%, 2/1/2012, US Bank NA (a)	290,000	290,635
6.0%, 2/1/2017, US Bank NA (a)	405,000	405,923
Wisconsin, State General Obligation:
Series C, 5.25%, 5/1/2016 (b)	7,705,000	8,150,118
Series D, Prerefunded, 5.75%, 5/1/2015	4,000,000	4,274,480
		14,071,835
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $615,834,937)+	99.9	632,587,471
Other Assets and Liabilities, Net	0.1	514,159
Net Assets	100.0	633,101,630
* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of May 31, 2007.
+ The cost for federal income tax purposes was $615,399,992. At May 31, 2007, net unrealized appreciation for all securities based on tax cost was $17,187,479. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $18,101,758 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $914,279.
(a) Security incorporates a letter of credit from a major bank.
(b) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group	13.2
American Capital Access (ACA)	1.1
Financial Guaranty Insurance Company	11.7
Financial Security Assurance Inc.	12.4
MBIA Corp.	14.0
Radian Asset Assurance	1.2

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2007
Assets
Investments in securities, at value (cost $615,834,937)	$ 632,587,471
Receivable for investments sold	430,000
Interest receivable	8,732,650
Receivable for Fund shares sold	878,721
Other assets	59,994
Total assets	642,688,836
Liabilities
Cash overdraft	617,560
Payable for investments purchased	7,514,150
Dividends payable	479,365
Payable for Fund shares redeemed	489,396
Accrued management fee	175,345
Other accrued expenses and payables	311,390
Total liabilities	9,587,206
Net assets, at value	$ 633,101,630
Net Assets
Net assets consist of: Undistributed net investment income	333,889
Net unrealized appreciation (depreciation) on investments	16,752,534
Accumulated net realized gain (loss)	501,229
Paid-in capital	615,513,978
Net assets, at value	$ 633,101,630

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2007 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($79,611,979 ÷ 7,238,611 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.00
Maximum offering price per share (100 ÷ 97.25 of $11.00)	$ 11.31

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($4,650,278 ÷ 422,515 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 11.01

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($9,445,742 ÷ 859,061 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 11.00
Class S Net Asset Value, offering and redemption price(a) per share ($388,926,592 ÷ 35,351,808 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.00

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($150,467,039 ÷ 13,674,992 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 11.00
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended May 31, 2007
Investment Income
Income: Interest	$ 31,097,073
Other income	13,136
Total income	31,110,209
Expenses: Management fee	2,105,572
Administration fee	668,436
Services to shareholders	458,835
Custodian fee	9,057
Distribution service fees	390,503
Auditing	85,048
Legal	36,431
Trustees' fees and expenses	40,645
Reports to shareholders and shareholder meeting	109,630
Registration fees	100,901
Other	53,502
Total expenses before expense reductions	4,058,560
Expense reductions	(77,130)
Total expenses after expense reductions	3,981,430
Net investment income	27,128,779
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	311,474
Net unrealized appreciation (depreciation) during the period on investments	(3,534,082)
Net gain (loss) on investment transactions	(3,222,608)
Net increase (decrease) in net assets resulting from operations	$ 23,906,171

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended May 31,
	2007	2006
Operations: Net investment income	$ 27,128,779	$ 30,424,448
Net realized gain (loss) on investment transactions	311,474	1,465,747
Net unrealized appreciation (depreciation) during the period on investment transactions	(3,534,082)	(23,783,303)
Net increase (decrease) in net assets resulting from operations	23,906,171	8,106,892
Distributions to shareholders from: Net investment income: Class A	(3,529,224)	(3,689,530)
Class B	(156,141)	(200,902)
Class C	(302,776)	(351,869)
Investment Class	(377,347)	(958,232)
Class AARP	(35,638)	(314,776)
Class S	(16,176,153)	(17,937,126)
Institutional Class	(6,412,653)	(6,878,380)
Net realized gains: Class A	(42,050)	(144,694)
Class B	(2,500)	(9,888)
Class C	(4,717)	(17,484)
Investment Class	—	(38,936)
Class AARP	—	(11,867)
Class S	(200,211)	(662,016)
Institutional Class	(77,814)	(260,373)
Fund share transactions: Proceeds from shares sold	117,159,710	158,468,733
Reinvestment of distributions	18,089,414	20,887,115
Cost of shares redeemed	(198,859,146)	(265,221,824)
Redemption fees	12,185	8,328
Net increase (decrease) in net assets from Fund share transactions	(63,597,837)	(85,857,648)
Increase (decrease) in net assets	(67,008,890)	(109,226,829)
Net assets at beginning of period	700,110,520	809,337,349
Net assets at end of period (including undistributed net investment income of $333,889 and $253,982, respectively)	$ 633,101,630	$ 700,110,520

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended May 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 11.06	$ 11.40	$ 11.26	$ 11.81	$ 11.34
Income from investment operations: Net investment income	.43	.42	.43	.43	.45
Net realized and unrealized gain (loss) on investment transactions	(.05)	(.32)	.15	(.55)	.52
Total from investment operations	.38	.10	.58	(.12)	.97
Less distributions from: Net investment income	(.43)	(.42)	(.43)	(.43)	(.45)
Net realized gain on investment transactions	(.01)	(.02)	(.01)	(.00)*	(.05)
Total distributions	(.44)	(.44)	(.44)	(.43)	(.50)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 11.00	$ 11.06	$ 11.40	$ 11.26	$ 11.81
Total Return (%)[a]	3.41[b]	.90	5.25	(1.02)[b]	8.78
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	80	106	93	87	70
Ratio of expenses before expense reductions (%)	.79	.78	.85	.96	.93
Ratio of expenses after expense reductions (%)	.79	.78	.85	.94	.93
Ratio of net investment income (%)	3.87	3.80	3.82	3.71	3.96
Portfolio turnover rate (%)	45	41	45	21	13
[a] Total return does not reflect the effect of any sales charges. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.
Class B Years Ended May 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 11.07	$ 11.41	$ 11.26	$ 11.81	$ 11.35
Income from investment operations: Net investment income	.35	.34	.34	.34	.36
Net realized and unrealized gain (loss) on investment transactions	(.06)	(.32)	.16	(.55)	.51
Total from investment operations	.29	.02	.50	(.21)	.87
Less distributions from: Net investment income	(.34)	(.34)	(.34)	(.34)	(.36)
Net realized gain on investment transactions	(.01)	(.02)	(.01)	(.00)*	(.05)
Total distributions	(.35)	(.36)	(.35)	(.34)	(.41)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 11.01	$ 11.07	$ 11.41	$ 11.26	$ 11.81
Total Return (%)[a]	2.62[b]	.13[b]	4.54[b]	(1.80)[b]	7.88
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	6	8	9	11
Ratio of expenses before expense reductions (%)	1.58	1.57	1.63	1.76	1.75
Ratio of expenses after expense reductions (%)	1.54	1.55	1.61	1.73	1.75
Ratio of net investment income (%)	3.12	3.03	3.06	2.92	3.14
Portfolio turnover rate (%)	45	41	45	21	13
[a] Total return does not reflect the effect of any sales charges. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.
Class C Years Ended May 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 11.06	$ 11.40	$ 11.25	$ 11.80	$ 11.34
Income from investment operations: Net investment income	.35	.34	.34	.34	.36
Net realized and unrealized gain (loss) on investment transactions	(.06)	(.32)	.16	(.55)	.51
Total from investment operations	.29	.02	.50	(.21)	.87
Less distributions from: Net investment income	(.34)	(.34)	(.34)	(.34)	(.36)
Net realized gain on investment transactions	(.01)	(.02)	(.01)	(.00)*	(.05)
Total distributions	(.35)	(.36)	(.35)	(.34)	(.41)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 11.00	$ 11.06	$ 11.40	$ 11.25	$ 11.80
Total Return (%)[a]	2.62[b]	.14[b]	4.54	(1.76)[b]	7.82
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	11	13	14	11
Ratio of expenses before expense reductions (%)	1.57	1.55	1.62	1.73	1.72
Ratio of expenses after expense reductions (%)	1.54	1.54	1.62	1.70	1.72
Ratio of net investment income (%)	3.12	3.04	3.05	2.95	3.17
Portfolio turnover rate (%)	45	41	45	21	13
[a] Total return does not reflect the effect of any sales charges. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.
Class S Years Ended May 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 11.06	$ 11.41	$ 11.26	$ 11.81	$ 11.35
Income from investment operations: Net investment income	.46	.45	.46	.46	.48
Net realized and unrealized gain (loss) on investment transactions	(.06)	(.33)	.16	(.55)	.51
Total from investment operations	.40	.12	.62	(.09)	.99
Less distributions from: Net investment income	(.45)	(.45)	(.46)	(.46)	(.48)
Net realized gain on investment transactions	(.01)	(.02)	(.01)	(.00)*	(.05)
Total distributions	(.46)	(.47)	(.47)	(.46)	(.53)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 11.00	$ 11.06	$ 11.41	$ 11.26	$ 11.81
Total Return (%)	3.65[a]	1.06	5.62	(.78)[a]	8.92
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	389	398	467	495	556
Ratio of expenses before expense reductions (%)	.57	.55	.59	.70	.69
Ratio of expenses after expense reductions (%)	.55	.55	.59	.69	.69
Ratio of net investment income (%)	4.11	4.03	4.08	3.95	4.20
Portfolio turnover rate (%)	45	41	45	21	13
[a] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.
Institutional Class Years Ended May 31,	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.07	$ 11.41	$ 11.45
Income (loss) from investment operations: Net investment income	.46	.45	.22
Net realized and unrealized gain (loss) on investment transactions	(.06)	(.32)	(.04)
Total from investment operations	.40	.13	.18
Less distributions from: Net investment income	(.46)	(.45)	(.22)
Net realized gain on investment transactions	(.01)	(.02)	—
Total distributions	(.47)	(.47)	(.22)
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 11.00	$ 11.07	$ 11.41
Total Return (%)	3.61	1.16	1.58**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	150	151	191
Ratio of expenses (%)	.50	.53	.45*
Ratio of net investment income (%)	4.16	4.05	4.38*
Portfolio turnover rate (%)	45	41	45
[a] For the period from December 20, 2004 (commencement of operations of Institutional Class shares) to May 31, 2005. * Annualized ** Not annualized *** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Intermediate Tax/AMT Free Fund (the "Fund") is a diversified series of DWS Tax Free Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Shares of Class AARP were designed for members of AARP (please see Note C, under the caption Other Related Parties). Class AARP shares were converted into Class S shares on July 14, 2006, and Investment Class shares were converted into Class S shares on October 20, 2006.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated prices obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value, as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of May 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

During the year ended May 31, 2007, the Fund utilized approximately $306,500 and lost, through expiration, approximately $3,252,500 of its prior year capital loss carryforward, which was subject to limitations under Sections 382-384 of the Internal Revenue Code.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts, securities sold at a loss and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2007, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed tax-exempt income	$ 813,254
Undistributed net long-term capital gains	$ 66,284
Net unrealized appreciation (depreciation) on investments	$ 17,187,479

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Years Ended May 31,
	2007	2006
Distributions from tax-exempt income	$ 26,916,455	$ 30,330,815
Distributions from ordinary income*	$ 73,477	$ —
Distributions from long-term capital gains	$ 327,292	$ 1,145,258
* For tax purposes short-term capital gain distributions are considered taxable income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended May 31, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $301,361,179 and $360,608,984, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The Investment Management Agreement was amended and restated effective June 1, 2006.

The management fee payable under the Amended and Restated Investment Management Agreement is at an annual rate of 0.315% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

Effective June 1, 2006 through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its investment management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	.79%
Class B	1.54%
Class C	1.54%
Class S	.55%
Institutional Class	.55%

Administration Fee. Effective June 1, 2006, the Fund entered into an Administrative Services Agreement with DIMA, pursuant to which the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended May 31, 2007, the Advisor received an Administration Fee of $668,436, of which $53,924 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Prior to April 1, 2007, DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, was the Fund's transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Effective April 1, 2007, DWS-SSC merged with DWS-SISC. The Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the previous transfer agency agreement for the Fund, except for the named transfer agent. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC (through March 31, 2007) and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended May 31, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC (through March 31, 2007) were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at May 31, 2007
Class A	$ 19,851	$ 845	$ 1,514
Class B	3,243	1,683	254
Class C	3,287	2,610	562
Investment Class	2,594	—	—
Class AARP	1,315	—	—
Class S	152,673	71,564	—
Institutional Class	22,734	—	2,994
	$ 205,697	$ 76,702	$ 5,324

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended May 31, 2007 the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2007
Class B	$ 37,883	$ 3,042
Class C	73,453	6,027
	$ 111,336	$ 9,069

In addition DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B, C and Investment Class (through October 20, 2006) shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2007	Annual Effective Rate
Class A	$ 220,248	$ 14,468.24%
Class B	12,646	833.25%
Class C	23,711	1,638.24%
Investment Class	22,562	—	.23%
	$ 279,167	$ 16,939

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2007 aggregated $1,777.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended May 31, 2007, the CDSC for Class B and C shares aggregated $24,668 and $575, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended May 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders and shareholder meeting" aggregated $44,845, of which $14,975 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo were phased out in 2006.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended May 31, 2007, the Fund's custodian fees were reduced by $428 for custody credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2007		Year Ended May 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,932,020	$ 32,553,055	3,456,517	$ 38,663,050
Class B	16,611	184,802	49,527	555,734
Class C	127,094	1,413,625	168,129	1,890,676
Investment Class*	753,637	8,381,207	768,826	8,609,557
Class AARP*	3,726	41,015	71,231	801,097
Class S	3,184,147	35,410,889	7,302,218	82,058,617
Institutional Class	3,525,979	39,175,117	2,309,111	25,890,002
		$ 117,159,710		$ 158,468,733
Shares issued to shareholders in reinvestment of distributions
Class A	150,213	$ 1,667,097	160,111	$ 1,795,729
Class B	6,781	75,305	8,910	100,127
Class C	10,901	120,936	12,568	141,058
Investment Class*	27,914	309,523	86,296	969,042
Class AARP*	1,612	17,671	19,283	216,536
Class S	989,667	10,986,665	1,098,958	12,337,109
Institutional Class	442,371	4,912,217	474,361	5,327,514
		$ 18,089,414		$ 20,887,115
Shares redeemed
Class A	(5,390,681)	$ (59,930,133)	(2,245,307)	$ (25,137,579)
Class B	(98,211)	(1,091,003)	(265,926)	(2,983,714)
Class C	(235,315)	(2,615,492)	(406,322)	(4,571,389)
Investment Class*	(370,457)	(4,111,304)	(1,245,552)	(13,979,694)
Class AARP*	(25,620)	(283,982)	(181,762)	(2,031,173)
Class S	(7,886,557)	(87,584,930)	(13,386,067)	(149,902,599)
Institutional Class	(3,893,079)	(43,242,302)	(5,935,669)	(66,615,676)
		$ (198,859,146)		$ (265,221,824)
Shares converted*
Investment Class	(2,484,385)	$ (27,674,760)	—	$ —
Class AARP	(610,090)	(6,724,118)	—	—
Class S	3,094,475	34,398,878	—	—
		$ —		$ —
Redemption fees		$ 12,185		$ 8,328
Net increase (decrease)
Class A	(2,308,448)	$ (25,707,972)	1,371,321	$ 15,324,238
Class B	(74,819)	(830,894)	(207,489)	(2,327,022)
Class C	(97,320)	(1,080,770)	(225,625)	(2,539,494)
Investment Class*	(2,073,291)	(23,094,917)	(390,430)	(4,400,918)
Class AARP*	(630,372)	(6,949,414)	(91,248)	(1,013,386)
Class S	(618,268)	(6,785,456)	(4,984,891)	(55,503,358)
Institutional Class	75,271	851,586	(3,152,197)	(35,397,708)
		$ (63,597,837)		$ (85,857,648)
* On June 28, 2006, the Board of the Fund approved the conversion of Class AARP and Investment Class shares of the Fund into Class S shares of the Fund. These conversions were completed on July 14, 2006 and October 20, 2006, respectively, and these shares are no longer offered.

G. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Tax-Free Trust and the Shareholders of DWS Intermediate Tax/AMT Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Intermediate Tax/AMT Free Fund (the "Fund") at May 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts July 20, 2007	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $0.01 per share from net long-term capital gains during its year ended May 31, 2007, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $87,695 as capital gain dividends for its year ended May 31, 2007, of which 100% represents 15% rate gains.

Of the dividends paid from net investment income for the taxable year ended May 31, 2007, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of May 31, 2007. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004 Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	79
Henry P. Becton, Jr. (1943) Board Member since 1990	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	77
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising). Former Directorships: The Kennel Shop (retailer)	79
Kenneth C. Froewiss (1945) Board Member since 2005	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	79
Martin J. Gruber (1937) Board Member since 2006	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), National Bureau of Economic Research (since January 2006). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	79
Richard J. Herring (1946) Board Member since 2006	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (since July 2000-June 2006)	79
Graham E. Jones (1933) Board Member since 2006	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	79
Rebecca W. Rimel (1951) Board Member since 2006	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present); Director, Viasys Health Care[1] (since January 2007). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	79
Philip Saunders, Jr. (1935) Board Member since 2006	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	79
William N. Searcy, Jr. (1946) Board Member since 2006	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	79
Jean Gleason Stromberg (1943) Board Member since 1999	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	79
Carl W. Vogt (1936) Board Member since 2002	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); Waste Management, Inc. (solid waste disposal). Formerly, Chairman and Member, National Transportation Safety Board
		77
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	78
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present	Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 1999-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 1997-present	Managing Director[4], Deutsche Asset Management
Paul Antosca[6] (1957) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[5] (1951) Chief Legal Officer, 2006-present	Director[4], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005)(2006-2009)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
4 Executive title, not a board directorship.
5 Address: 345 Park Avenue, New York, New York 10154.
6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SZMAX	SZMBX	SZMCX	SZMIX
CUSIP Number	23337X-103	23337X-202	23337X-301	23337X-707
Fund Number	445	645	745	1445
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
		Web Site	www.dws-scudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SCMTX
Fund Number	2045

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, May 31, 2007, DWS Intermediate Tax/AMT Free Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS INTERMEDIATE TAX/AMT FREE FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$73,500	$128	$0	$0
2006	$93,800	$0	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$192,500	$11,930	$0
2006	$45,200	$197,605	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2007	$0	$11,930	$0	$11,930
2006	$0	$197,605	$15,000	$212,605

All other engagement fees were billed for services in connection with industry updates and risk management initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Intermediate Tax/AMT Free Fund, a series of DWS Tax Free Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 30, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Intermediate Tax/AMT Free Fund, a series of DWS Tax Free Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 30, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 30, 2007